Report of
Independent
Registered
Public
Accounting
Firm


To the
Shareholders
and
Board of
Trustees of
Federated
Income
Securities Trust

In planning and
performing our
audit of the
financial
statements of
Federated
Capital Income
Fund and
Federated
Unconstrained
Bond Fund
(collectively, the
?Funds?), each a
portfolio of
Federated
Income
Securities Trust,
as of and for the
year or period
ended November
30, 2013, in
accordance with
the standards of
the Public
Company
Accounting
Oversight Board
(United States),
we considered
the Funds?
internal control
over financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the requirements
of Form N-SAR,
but not for the
purpose of
expressing an
opinion on the
effectiveness of
the Funds?
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.

Management of
the Funds are
responsible for
establishing and
maintaining
effective internal
control over
financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
company?s
internal control
over financial
reporting is a
process designed
to provide
reasonable
assurance
regarding the
reliability of
financial
reporting and the
preparation of
financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles. A
company?s
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to the
maintenance of
records that, in
reasonable
detail, accurately
and fairly reflect
the transactions
and dispositions
of the assets of
the company; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
financial
statements in
accordance with
generally
accepted
accounting
principles, and
that receipts and
expenditures of
the company are
being made in
accordance with
authorizations of
management and
directors of the
company; and
(3) provide
reasonable
assurance
regarding
prevention or
timely detection
of the
unauthorized
acquisition, use,
or disposition of
the company?s
assets that could
have a material
affect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also, projections
of any
evaluation of
effectiveness to
future periods
are subject to the
risk that controls
may become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the policies
or procedures
may deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design
or operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or detect
misstatements
on a timely
basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the Funds?
annual or
interim financial
statements will
not be prevented
or detected on a
timely basis.

Our
consideration of
the Funds?
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight Board
(United States).
However, we
noted no
deficiencies in
the Funds?
internal control
over financial
reporting and its
operation,
including
controls over
safeguarding
securities that
we consider to
be a material
weakness as
defined above as
of November 30,
2013.

This report is
intended solely
for the
information and
use of
management and
the Board of
Trustees of
Federated
Income
Securities Trust
and the
Securities and
Exchange
Commission and
is not intended
to be and should
not be used by
anyone other
than those
specified parties.

/s/KPMG

Boston,
Massachusetts
January 23, 2014